SIXTH AMENDMENT OF OFFICE LEASE

        This Sixth Amendment (this “Amendment”) is made and entered into effective as of June 14, 2004 by and between NINE PENN CENTER ASSOCIATES, L.P., a Pennsylvania limited partnership (“Landlord”) and PMA CAPITAL INSURANCE COMPANY (“Tenant”).

BACKGROUND

        A. Pursuant to that certain Office Lease between Landlord and Lorjo Corp. (the “Original Lessee”) dated as of May 26, 1994, as amended by that certain First Amendment of Office Lease dated October 30, 1996, by that certain Second Amendment of Office Lease dated as of December 1, 1998, by that certain Assignment and Assumption of Lease and Consent dated as of December 29, 2000, by that certain Third Amendment of Office Lease dated as of May 16, 2001, by that certain Fourth Amendment of Office Lease dated as of July 2, 2003, and by that certain Fifth Amendment of Office Lease (the “Fifth Amendment”) dated as of April 30, 2004 (as so amended, the “Lease”), Landlord leases to Tenant certain premises (the “Premises”) agreed to contain (i) 83,903 Rentable Square Feet of office space (being the entire Rentable Area of each of the 28th, 29th and 30th floors, and 16,284 Rentable Square Feet on the 27th floor), and (ii) 4,384 Rentable Square Feet of space on the P-2 level (the “P-2 Space”) used solely for storage, mail handling and other administrative functions (which P-2 Space is not included in the Rentable Area of the Premises for purposes of computing any allowances payable by Landlord), in the building presently known as Mellon Bank Center, located at 1735 Market Street in Philadelphia, Pennsylvania (the “Building”).

        B. Pursuant to the aforesaid Assignment and Assumption of Lease and Consent dated as of December 29, 2000, the Original Lessee assigned to Tenant, which assumed, all of the Original Lessee’s right, title and interest as tenant under the Lease.

        C. Landlord and Tenant now desire to further amend the Lease as hereinafter set forth.

AGREEMENTS

        NOW, THEREFORE, intending to be legally bound hereby and in exchange for good, valuable and sufficient consideration received, Landlord and Tenant agree that the Lease is hereby amended as follows:

        1. Background; Definitions. The Background of this Amendment, above, is hereby incorporated within and agreed to form a part of the agreements contained in this Amendment. All terms defined in the Lease and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Lease when used in this Amendment.

        2. Landlord’s Contingency. The second sentence of Section 4 of the Fifth Amendment is amended and restated in its entirety to read as follows:

        4. Landlord’s Contingency. Tenant acknowledges that Landlord is presently negotiating to lease the Reduction Space to Sun Oil Company or one of its affiliated entities (the “Successor Lessee”). Tenant agrees that if Tenant has not received written notice from Landlord on or before June 30, 2004 stating that Successor Lessee and Landlord have executed a lease for the Reduction Space (“Landlord’s Notice”), then this Amendment shall be null and void as of the close of June 30, 2004. In order to enable Landlord to pursue negotiations with the Successor Lessee respecting such lease, Landlord and Tenant agree that, apart from Landlord’s negotiations with the Successor Lessee, neither Landlord nor Tenant shall offer the Premises or any portion thereof for lease or sublease to any third party during the period commencing on the date of full execution of this Amendment and ending on June 30, 2004; provided, however, that Tenant may continue to show the Premises or any portion thereof to prospective sublessees during such period.

        3. Effective Date. The Fifth Amendment is amended to define the term “Effective Date” to mean the earlier to occur of (a) October 14, 2004 or (b) the date on which Tenant completes Vacation of the Reduction Space; provided, however, that the Effective Date shall in no event be earlier than September 30, 2004, notwithstanding that Vacation may have been completed prior to such date. At either party’s request, Landlord and Tenant shall execute and deliver to one another a writing in reasonable form confirming the Effective Date.

        4. Brokers. Each of Landlord and Tenant represents and warrants to the other that it has not dealt with any broker, agent, finder or other person in the negotiation for or the obtaining of this Amendment, and each agrees to indemnify and hold the other harmless from any and all costs (including reasonable attorneys’ fees) and liability for commissions or other compensation claimed by any such broker, agent, finder or other person employed by the indemnifying party or claiming to have been engaged by the indemnifying party in connection with this Amendment.

        5. Confirmation of Remedy. In order to preserve for Landlord the benefit of the remedy of confession of judgment for ejectment contained in the Lease, Sections 17.2.3 and 17.2.5 of the Lease are hereby restated and ratified as follows:

               17.2.3 any prothonotary or attorney of any court of record is hereby irrevocably authorized and empowered to appear for Tenant in any action to confess judgment against Tenant, and may sign for Tenant an agreement, for which this Lease shall be his sufficient warrant, for entering in any competent court an action or actions in ejectment, and in any suits or in said actions to confess judgment against Tenant as well as all persons claiming by, through or under Tenant for the recovery by Landlord of possession of the Premises. Such authority shall not be exhausted by any one or more exercises thereof, but judgment may be confessed from time to time as often as any event set forth in Subsection 17.1 hereof shall have occurred or be continuing. Such powers may be exercised during as well as after the expiration or termination of the original Term and during and at any time after any extension or renewal of the Term, and/or

               17.2.5 In any confession of judgment for ejectment, Landlord shall cause to be filed in such action an affidavit setting forth the facts necessary to authorize the entry of judgment and if a true copy of this Lease (and of the truth of the copy, such affidavit shall be sufficient proof) be filed in such action, it shall not be necessary to file the original as a warrant of attorney, notwithstanding any law, rule of court, custom or practice to the contrary. Tenant releases to Landlord, and to any and all attorneys who may appear for Tenant, all procedural errors in any proceedings taken by Landlord, whether by virtue of the powers of attorney contained in this Lease or not, and all liability therefor. Tenant expressly waives the benefits of all laws, now or hereafter in force, exempting any property within the Premises or elsewhere from distraint, levy or sale. Tenant further waives the right to any notice to remove as may be specified in the Pennsylvania Landlord and Tenant Act of April 6, 1951, as amended, or any similar or successor provision of law, and agrees that five (5) days notice shall be sufficient in any case where a longer period may be statutorily specified, and/or

        6. Counterparts; Facsimile Execution. This Amendment may be executed in any number of identical counterparts, each of which shall be an original and all of which, taken together, shall constitute one and the same instrument. The execution in counterpart and delivery by facsimile of the signature pages of this Amendment by either party to the other party shall bind the delivering party as fully as if it had delivered complete, original copies of this Amendment bearing such party’s original signature; provided, however, that the parties agree that it is their intent to exchange multiple fully executed original copies of this Amendment bearing their respective original signatures, and each of Landlord and Tenant agrees to reasonably cooperate in achieving such end, notwithstanding that signature pages may have previously been delivered by either or both of the parties by facsimile as herein permitted.

        7. Effect of Amendment. As amended hereby, the Lease remains in full force and effect. In the event of any conflict or inconsistency between the terms of this Amendment and the remaining terms of the Lease, the terms of this Amendment shall govern and control.

        SECTIONS 17.2.3 AND 17.2.5 OF THE LEASE, RESTATED IN THIS AMENDMENT, PROVIDE FOR THE CONFESSION OF JUDGMENT AGAINST TENANT FOR EJECTMENT. IN CONNECTION THEREWITH, TENANT, KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND UPON ADVICE OF SEPARATE COUNSEL, UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA. WITHOUT LIMITATION OF THE FOREGOING, TENANT HEREBY SPECIFICALLY WAIVES ALL

RIGHTS TENANT HAS OR MAY HAVE TO NOTICE AND OPPORTUNITY FOR A HEARING PRIOR TO EXECUTION UPON ANY JUDGMENT CONFESSED AGAINST TENANT BY LANDLORD HEREUNDER.

        TENANT (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF LANDLORD HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LANDLORD WILL NOT SEEK TO EXERCISE OR ENFORCE ITS RIGHTS TO CONFESS JUDGMENT HEREUNDER, AND (II) ACKNOWLEDGES THAT THE EXECUTION OF THIS AMENDMENT BY LANDLORD HAS BEEN MATERIALLY INDUCED BY, AMONG OTHER THINGS, THE INCLUSION IN THIS AMENDMENT OF SAID RIGHTS TO CONFESS JUDGMENT AGAINST TENANT. TENANT FURTHER ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS SAID PROVISIONS WITH TENANT’S INDEPENDENT LEGAL COUNSEL AND THAT THE MEANING AND EFFECT OF SUCH PROVISIONS HAVE BEEN FULLY EXPLAINED TO TENANT BY SUCH COUNSEL, AND AS EVIDENCE OF SUCH FACT AN AUTHORIZED OFFICER OF TENANT SIGNS HIS OR HER INITIALS IN THE SPACE PROVIDED BELOW.

/s/ WEH
(Initials)

        IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written.

PMA CAPITAL INSURANCE COMPANY

By: /s/ William E. Hitselberger
Name: William E. Hitselberger
Title: SVP/CFO

NINE PENN CENTER ASSOCIATES, L.P. By NINE PENN CENTER PROPERTIES TRUST, a Maryland real estate investment trust, its general partner

By: /s/ Jennifer B. Clark
Name: Jennifer B. Clark
Title: Senior Vice President